EATON VANCE GLOBAL SMALL-CAP FUND

(formerly Eaton Vance Small-Cap Value Fund)

Supplement to Statement of Additional Information dated May 1, 2015

1. The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Aiden M. Farrell*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

* As of June 30, 2015.  Mr. Farrell became a portfolio manager effective July 6, 2015.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Aiden M. Farrell*	None	None

* As of June 30, 2015.

2. The following is added as the second paragraph under “Information About BMR and Eaton Vance.” in “Investment Advisory and Administrative Services”:

BMR will use the portfolio management, research and other resources of Eaton Vance Management International (“EVMI”) in rendering investment advisory services to Eaton Vance Global Small-Cap Fund.  EVMI is a subsidiary of EVC and an affiliate of BMR. EVMI is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EVMI has entered into a Memorandum of Understanding (“MOU”) with BMR pursuant to which EVMI is considered a participating affiliate of the adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from EVMI may render portfolio management, research and other services to Eaton Vance Global Small-Cap Fund under the MOU and are subject to supervision by BMR.

July 7, 2015